Towle Deep Value Fund

(Ticker Symbol: TDVFX)

A series of Investment Managers Series Trust

Supplement dated February 1, 2018 to the

Prospectus, Statement of Additional Information and Summary Prospectus,

each dated February 1, 2018.

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as of the close of business on January 27, 2017 (the “Closing Date”), the Towle Deep Value Fund (the “Fund”) is publicly offered on a limited basis.

Only certain investors are eligible to purchase shares of the Fund, as described below (the “closure policy”). In addition, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit the types of investors permitted to open new accounts, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups are permitted to continue to purchase Fund shares:

1.	Shareholders of record of the Fund as of the Closing Date may continue to purchase additional shares in their existing Fund accounts either directly from the Fund or through a financial intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

2.	Existing registered investment advisors and bank trust firms that have an investment allocation to the Fund in a fee-based, wrap or advisory account may continue to add new clients or purchase shares.

3.	Registered investment advisors that are approved by Towle & Co. (the “Advisor”), and clients of such registered investment advisors, may open Fund accounts and purchase Fund shares.

4.	New shareholders may open Fund accounts and purchase shares directly from the Fund (i.e., not through a financial intermediary).

5.	Certain financial intermediaries may continue to open new underlying customer accounts provided the platform on which they offer access to the Fund has an existing funded position.

6.	Group employer benefit plans, including 401(k), 403(b), 457 plans, and health savings account programs (and their successor, related and affiliated plans), which made the Fund available to participants on or before the Closing Date, may continue to open accounts for new participants in the Fund and purchase additional shares in existing participant accounts. New group employer benefit plans, including 401(k), 403(b), and 457 plans, and health savings account programs (and their successor, related and affiliated plans), may also establish new accounts with the Fund, provided the new plans approved and selected the Fund as an investment option by the Closing Date and the plan was accepted for investment by the Fund by the Closing Date.

7.	Members of the Fund’s Board of Trustees, persons affiliated with the Advisor and their immediate families are able to purchase shares of the Fund and establish new accounts.

In general, the Fund will rely on a financial intermediary to prevent a new account from being opened within an omnibus account established at that financial intermediary if the account would not otherwise satisfy the conditions outlined above. The Fund’s ability to monitor new accounts that are opened through omnibus accounts or other nominee accounts is limited and the ability to limit a new account to those that meet the above criteria with respect to financial intermediaries may vary depending upon the capabilities of those financial intermediaries. Investors may be asked to verify that they meet one of the exceptions above prior to opening a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these exceptions. If all shares of the Fund in an existing account are redeemed, the shareholder’s account will be closed. Such former shareholders will not be able to buy additional shares of the Fund or reopen their account.

Please file this Supplement with your records.